EXHIBIT 99.1

Pega continues strong first-half momentum through Q2 2021
•Total ACV grows 22 percent, powered by Pega Cloud Choice
•Pega Cloud ACV grows 46 percent to over 300 million dollars
•Total Backlog increases 26 percent year over year to over 1 billion dollars
CAMBRIDGE, Mass. — July 28, 2021 — Pegasystems Inc. (NASDAQ: PEGA), the software company that crushes business complexity, released its financial results for the second quarter of 2021.
"As parts of the world begin to emerge from the acute conditions of the pandemic, we continue to see digital transformation at the forefront of our clients' priorities,” said Alan Trefler, Founder and CEO, Pegasystems. "Clients understand the need for agility is more important than ever if they are going to thrive in an increasingly unpredictable world. Pega's low-code platform and outcome-centric approach to workflow maximizes flexibility while delivering tremendous value."
"I'm excited that annual contract value grew 22 percent year-over-year in the first half of 2021," said COO and CFO Ken Stillwell. "Pega Cloud continued to be the biggest contributor to ACV growth for the third consecutive year. Equally exciting, we grew sequential backlog and delivered the strongest revenue quarter in the company’s history.”
Financial and performance metrics (1)

(Dollars in thousands, except per share amounts)	Three Months Ended June 30,			Six Months Ended June 30,
	2021	2020	Change	2021	2020	Change
Total revenue	$325,702	$227,375	43%	$639,201	$492,966	30%
Net income (loss) - GAAP	$37,291	$(20,740)	*	$30,674	$(46,112)	*
Net income (loss) - Non-GAAP	$19,943	$(22,236)	*	$42,056	$(18,204)	*
Diluted earnings (loss) per share - GAAP	$0.43	$(0.26)	*	$0.36	$(0.58)	*
Diluted earnings (loss) per share - Non-GAAP	$0.23	$(0.28)	*	$0.49	$(0.23)	*
* not meaningful.

(Dollars in thousands)	Three Months Ended June 30,				Change		Six Months Ended June 30,				Change
	2021		2020				2021		2020
Pega Cloud	$73,293	23%	$48,838	21%	$24,455	50%	$141,151	22%	$92,304	19%	$48,847	53%
Client Cloud	183,078	56%	116,488	52%	66,590	57%	370,148	58%	280,440	57%	89,708	32%
Subscription	$256,371	79%	$165,326	73%	91,045	55%	$511,299	80%	$372,744	76%	138,555	37%
Perpetual license	12,596	4%	9,057	4%	3,539	39%	18,048	3%	12,716	3%	5,332	42%
Consulting	56,735	17%	52,992	23%	3,743	7%	109,854	17%	107,506	21%	2,348	2%
Total revenue	$325,702	100%	$227,375	100%	$98,327	43%	$639,201	100%	$492,966	100%	$146,235	30%
(1) For additional information, including a reconciliation of our Non-GAAP and GAAP measures, see the Schedules at the end of this release.

* Foreign currency exchange rate changes contributed 3-4% to total ACV growth in 2021.

Quarterly conference call
A conference call and audio-only webcast will be conducted at 5:00 p.m. EDT on July 28, 2021.
Members of the public and investors are invited to join the call and participate in the question and answer session by dialing 1-866-548-4713 (domestic), 1-323-794-2093 (international), or via webcast (http://public.viavid.com/index.php?id=145675) by logging onto www.pega.com at least five minutes before the event's broadcast and clicking on the webcast icon in the Investors section.
A replay of the call will also be available on www.pega.com by clicking the Earnings Calls link in the Investors section.
Discussion of Non-GAAP financial measures
We believe that non-GAAP financial measures help investors understand our core operating results and prospects, consistent with how management measures and forecasts the Company’s performance without the effect of often one-time charges and other items outside our normal operations. The supplementary non-GAAP financial measures are not meant to be superior to, or a substitute for, results of operations prepared under U.S. GAAP.
A reconciliation of our Non-GAAP and GAAP measures is at the end of this release.
Forward-looking statements
Certain statements in this press release may be "forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.
Words such as expects, anticipates, intends, plans, believes, will, could, should, estimates, may, targets, strategies, projects, forecasts, guidance, likely, and usually, or variations of such words and other similar expressions identify forward-looking statements, which are based on current expectations and assumptions.
Forward-looking statements deal with future events and are subject to risks and uncertainties that are difficult to predict, including, but not limited to:
•our future financial performance and business plans;
•the adequacy of our liquidity and capital resources;
•the continued payment of our quarterly dividends;
•the timing of revenue recognition;
•management of our transition to a more subscription-based business model;
•variation in demand for our products and services, including among clients in the public sector;
•the impact of actual or threatened public health emergencies, such as the Coronavirus (“COVID-19”);
•reliance on third-party service providers;
•compliance with our debt obligations and covenants;
•the potential impact of our convertible senior notes and Capped Call Transactions;
•reliance on key personnel;
•the relocation of our corporate headquarters;
•the continued uncertainties in the global economy;
•foreign currency exchange rates;
•the potential legal and financial liabilities and reputation damage due to cyber-attacks;
•security breaches and security flaws;
•our ability to protect our intellectual property rights and costs associated with defending such rights;
•our client retention rate; and
•management of our growth.
These risks and others that may cause actual results to differ materially from those expressed in such forward-looking statements are described further in Part I of our Annual Report on Form 10-K for the year ended December 31, 2020, and other filings we make with the U.S. Securities and Exchange Commission (“SEC”). Except as required by applicable law, we do not undertake and expressly disclaim any obligation to update or revise these forward-looking statements publicly, whether from new information, future events, or otherwise.
The forward-looking statements in this press release represent our views as of July 28, 2021.

About Pegasystems
Pega delivers innovative software that crushes business complexity. From maximizing customer lifetime value to streamlining service to boosting efficiency, we help the world’s leading brands solve problems fast and transform for tomorrow. Pega clients make better decisions and get work done with real-time AI and intelligent automation. And, since 1983, we’ve built our scalable architecture and low-code platform to stay ahead of rapid change. Our solutions save people time, so our clients’ employees and customers can get back to what matters most. For more information on Pegasystems (NASDAQ: PEGA), visit www.pega.com.
Press contact:
Lisa Pintchman
Pegasystems Inc.
lisa.pintchman@pega.com
(617) 866-6022
Twitter: @pega
Investor contact:
Garo Toomajanian
ICR for Pegasystems Inc.
pegainvestorrelations@pega.com
(617) 866-6077
All trademarks are the property of their respective owners.

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenue
Software license	$116,892	$53,323	$233,853	$147,239
Maintenance	78,782	72,222	154,343	145,917
Pega Cloud	73,293	48,838	141,151	92,304
Consulting	56,735	52,992	109,854	107,506
Total revenue	325,702	227,375	639,201	492,966
Cost of revenue
Software license	656	979	1,306	1,663
Maintenance	4,995	5,591	10,781	11,167
Pega Cloud	24,051	18,988	46,608	36,521
Consulting	54,829	51,133	108,283	106,868
Total cost of revenue	84,531	76,691	166,978	156,219
Gross profit	241,171	150,684	472,223	336,747
Operating expenses
Selling and marketing	156,423	127,607	305,162	263,631
Research and development	64,395	58,869	126,837	117,596
General and administrative	19,161	15,655	37,431	31,285
Total operating expenses	239,979	202,131	469,430	412,512
Income (loss) from operations	1,192	(51,447)	2,793	(75,765)
Foreign currency transaction (loss) gain	(403)	4,256	(5,501)	(1,691)
Interest income	236	242	389	849
Interest expense	(1,959)	(5,529)	(3,839)	(7,835)
Gain on capped call transactions	26,309	19,419	7,192	827
Other income, net	—	—	106	1,374
Income (loss) before (benefit from) income taxes	25,375	(33,059)	1,140	(82,241)
(Benefit from) income taxes	(11,916)	(12,319)	(29,534)	(36,129)
Net income (loss)	$37,291	$(20,740)	$30,674	$(46,112)
Earnings (loss) per share
Basic	$0.46	$(0.26)	$0.38	$(0.58)
Diluted	$0.43	$(0.26)	$0.36	$(0.58)
Weighted-average number of common shares outstanding
Basic	81,316	80,224	81,161	80,016
Diluted	90,320	80,224	86,006	80,016

PEGASYSTEMS INC.
UNAUDITED RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)
(in thousands, except percentages and per share amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2021	2020	Change	2021	2020	Change
Net income (loss) - GAAP	$37,291	$(20,740)	*	$30,674	$(46,112)	*
Stock-based compensation(2)	30,688	25,655		60,788	48,831
Capped call transactions	(26,309)	(19,419)		(7,192)	(827)
Convertible senior notes	675	4,315		1,348	6,033
Headquarters lease	(6,266)	—		(9,683)	—
Amortization of intangible assets	1,002	1,017		2,004	2,034
Foreign currency transaction loss (gain)	403	(4,256)		5,501	1,691
Other	—	(2,758)		12	1,141
Income tax effects(3)	(17,541)	(6,050)		(41,396)	(30,995)
Net income (loss) - Non-GAAP	$19,943	$(22,236)	*	$42,056	$(18,204)	*

Diluted earnings (loss) per share - GAAP	$0.43	$(0.26)	*	$0.36	$(0.58)	*
Non-GAAP adjustments	(0.20)	(0.02)		0.13	0.35
Diluted earnings (loss) per share - Non-GAAP	$0.23	$(0.28)	*	$0.49	$(0.23)	*

Diluted weighted-average number of common shares outstanding - GAAP	90,320	80,224	13%	86,006	80,016	7%
Non-GAAP Adjustments	(4,443)	—		—	—
Diluted weighted-average number of common shares outstanding - Non-GAAP	85,877	80,224	7%	86,006	80,016	7%
* not meaningful
(1) We believe that non-GAAP financial measures help investors understand our core operating results and prospects, consistent with how management measures and forecasts the Company’s performance without the effect of often one-time charges and other items outside our normal operations. The supplementary non-GAAP financial measures are not meant to be superior to, or a substitute for, results of operations prepared under U.S. GAAP.
Our Non-GAAP financial measures reflect the following adjustments:
•Stock-based compensation: We have excluded stock-based compensation from our Non-GAAP operating expenses and profitability measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to our revenues recognized during the periods presented and is expected to contribute to our future revenues, we continue to evaluate our business performance excluding stock-based compensation.
•Capped call transactions: We have excluded gains and losses related to our capped call transactions held at fair value under U.S. GAAP. The capped call transactions are generally expected to reduce common stock dilution and/or offset any potential cash payments the Company must make, other than for principal and interest, upon conversion of the Notes. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of our core business operations and ongoing operating performance. We reflect the effect of the capped call transactions on the weighted-average number of common shares outstanding in our non-GAAP financial measures as we believe it provides investors with useful information in evaluating our financial performance on a per-share basis.
•Convertible senior notes: In February 2020, we issued convertible senior notes with an aggregate principal amount of $600 million, due March 1, 2025, in a private placement. Under U.S. GAAP in 2020, the conversion feature was recorded as a reduction of the debt instrument’s book value which was amortized over the debt’s life. After our adoption of Accounting Standards Update 2020-06 on January 1, 2021, the conversion feature is no longer recorded as a reduction of the debt instrument’s book value which is amortized over the debt’s life. See “Note 2. New Accounting Pronouncements” and “Note 8. Debt” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 for additional information. In both periods, debt issuance costs reduce the debt instrument’s book value and are amortized over the debt’s life. We believe excluding the amortization of debt discount and issuance costs provides a useful comparison of our operational performance in different periods.
•Headquarters lease: In February 2021, the Company agreed to accelerate its exit from its Cambridge, Massachusetts headquarters to October 1, 2021, in exchange for a one-time payment from the Company’s landlord of $18 million. We believe excluding the impact from our non-GAAP financial measures is useful to investors as the modified lease, including the $18 million payment, is not representative of our core business operations and ongoing operating performance.

•Amortization of intangible assets: We have excluded the amortization of intangible assets from our Non-GAAP operating expenses and profitability measures. Amortization of intangible assets fluctuates in amount and frequency and is significantly affected by the timing and size of acquisitions. Investors should note that the use of intangible assets contributed to our revenues recognized during the periods presented and is expected to contribute to future revenues. Amortization of intangible assets is likely to recur in future periods.
•Foreign currency transaction loss (gain): We have excluded foreign currency transaction gains and losses from our Non-GAAP profitability measures. Foreign currency transaction gains and losses fluctuate in amount and frequency and are significantly affected by foreign exchange market rates. Foreign currency transaction gains and losses are likely to recur in future periods.
•Other: We have excluded gains and losses on our venture investments and incremental fees incurred due to the cancellation of in-person sales and marketing events due to the COVID-19 pandemic, including the live event portion of our 2020 PegaWorld conference. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of our core business operations and ongoing operating performance.
(2) Stock-based compensation:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2021	2020	2021	2020
Cost of revenue	$5,849	$5,384	$11,774	$10,536
Selling and marketing	14,748	11,592	28,468	21,310
Research and development	6,343	5,805	13,113	11,302
General and administrative	3,748	2,874	7,433	5,683
	$30,688	$25,655	$60,788	$48,831
Income tax benefit	$(6,192)	$(5,107)	$(12,183)	$(9,689)
(3) Effective income tax rates:

	Six Months Ended June 30,
	2021	2020
GAAP	(2,591)%	44%
Non-GAAP	22%	22%
Our GAAP effective income tax rate is subject to significant fluctuations due to various factors, including excess tax benefits generated by our stock-based compensation plans, gains and losses on our capped call transactions, tax credits for stock-based compensation awards to research and development employees, and unfavorable foreign stock-based compensation adjustments. We determine our Non-GAAP income tax rate by using applicable rates in taxing jurisdictions and assessing certain factors, including our historical and forecasted earnings by jurisdiction, discrete items, and our ability to realize tax assets. We believe it is beneficial for our management to review our Non-GAAP results consistent with the effective income tax rate in our annual plan as established at the beginning of each year, given this tax rate volatility.

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30, 2021	December 31, 2020
Assets
Cash, cash equivalents, and marketable securities	$411,337	$465,168
Accounts receivable	166,226	215,827
Unbilled receivables	236,451	207,155
Other current assets	96,215	88,760
Total current assets	910,229	976,910
Unbilled receivables	144,065	113,278
Goodwill	82,173	79,231
Other long-term assets	466,103	434,843
Total assets	$1,602,570	$1,604,262
Liabilities and stockholders’ equity
Accounts payable	$22,931	$24,028
Accrued expenses, including compensation and related expenses	148,993	182,273
Deferred revenue	242,194	232,865
Other current liabilities	16,126	20,969
Total current liabilities	430,244	460,135
Convertible senior notes, net	589,092	518,203
Operating lease liabilities	42,063	59,053
Other long-term liabilities	18,703	24,699
Total liabilities	1,080,102	1,062,090
Stockholders’ equity	522,468	542,172
Total liabilities and stockholders’ equity	$1,602,570	$1,604,262

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Six Months Ended June 30,
	2021	2020
Net income (loss)	$30,674	$(46,112)
Adjustments to reconcile net income (loss) to cash provided by (used in) operating activities
Non-cash items	66,038	69,969
Change in operating assets and liabilities, net	(77,302)	(45,056)
Cash provided by (used in) operating activities	19,410	(21,199)
Cash provided by (used in) investing activities	10,493	(19,404)
Cash (used in) provided by financing activities	(60,717)	485,293
Effect of exchange rate changes on cash and cash equivalents	(1,207)	(942)
Net (decrease) increase in cash and cash equivalents	(32,021)	443,748
Cash and cash equivalents, beginning of period	171,899	68,363
Cash and cash equivalents, end of period	$139,878	$512,111

PEGASYSTEMS INC.
Revenue Detail
(in thousands, except percentages)

(Dollars in thousands)	Three Months Ended June 30,				Change		Six Months Ended June 30,				Change
	2021		2020				2021		2020
Pega Cloud	$73,293	23%	$48,838	21%	$24,455	50%	$141,151	22%	$92,304	19%	$48,847	53%
Client Cloud (1)	$183,078	56%	$116,488	52%	$66,590	57%	$370,148	58%	$280,440	57%	$89,708	32%
Maintenance	78,782	24%	72,222	33%	6,560	9%	154,343	24%	145,917	30%	8,426	6%
Term license	104,296	32%	44,266	19%	60,030	136%	215,805	34%	134,523	27%	81,282	60%
Subscription (2)	$256,371	79%	$165,326	73%	91,045	55%	$511,299	80%	$372,744	76%	138,555	37%
Perpetual license	12,596	4%	9,057	4%	3,539	39%	18,048	3%	12,716	3%	5,332	42%
Consulting	56,735	17%	52,992	23%	3,743	7%	109,854	17%	107,506	21%	2,348	2%
	$325,702	100%	$227,375	100%	$98,327	43%	$639,201	100%	$492,966	100%	$146,235	30%
(1) Client Cloud is composed of maintenance and term revenue.
(2) Reflects client arrangements subject to renewal (Pega Cloud, maintenance, and term license).

PEGASYSTEMS INC.
ANNUAL CONTRACT VALUE (“ACV”)
(in thousands, except percentages)

Annual contract value (“ACV”) (1) - ACV, as reported, represents the annualized value of our active contracts as of the measurement date. The contract's total value is divided by its duration in years to calculate ACV for term license and Pega Cloud contracts. Maintenance revenue for the quarter then ended is multiplied by four to calculate ACV for maintenance. Client Cloud ACV is composed of maintenance ACV and term license ACV. ACV is a performance measure that we believe provides useful information to our management and investors, particularly during our Cloud Transition.

	June 30, 2021	June 30, 2020	Change
Pega Cloud	$306,919	$210,741	$96,178	46%
Client Cloud	$592,516	$527,156	$65,360	12%
Maintenance	315,128	288,888	26,240	9%
Term license	277,388	238,268	39,120	16%
Total	$899,435	$737,897	$161,538	22%
(1) Foreign currency exchange rate changes contributed 3-4% to total ACV growth in 2021.

PEGASYSTEMS INC.
BACKLOG
(in thousands, except percentages)

Remaining performance obligations (“Backlog”) - Backlog represents expected future revenue on existing non-cancellable contracts.

	June 30, 2021
	Perpetual license	Term license	Maintenance	Pega Cloud	Consulting	Total
1 year or less	$6,707	$46,146	$214,645	$281,793	$17,863	$567,154	56%
1-2 years	234	15,708	59,164	194,841	2,675	272,622	26%
2-3 years	—	909	36,076	88,855	762	126,602	12%
Greater than 3 years	—	255	26,564	37,246	693	64,758	6%
	$6,941	$63,018	$336,449	$602,735	$21,993	$1,031,136	100%

Change in Backlog Since June 30, 2020
	$(2,879)	$(3,825)	$78,490	$145,344	$(3,173)	$213,957
	(29)%	(6)%	30%	32%	(13)%	26%

	June 30, 2020
	Perpetual license	Term license	Maintenance	Pega Cloud	Consulting	Total
1 year or less	$8,120	$53,550	$186,618	$191,187	$21,923	$461,398	57%
1-2 years	1,700	6,187	40,153	140,860	1,986	190,886	23%
2-3 years	—	6,460	20,671	88,273	631	116,035	14%
Greater than 3 years	—	646	10,517	37,071	626	48,860	6%
	$9,820	$66,843	$257,959	$457,391	$25,166	$817,179	100%